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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James R. Murphy James R. Murphy Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)
March 16, 2005

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  EXHIBIT 32.1